Exhibit 32

Certification of CEO and CFO Pursuant to

18 U.S.C. Section 1350,

as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 10-K of Sealed Air Corporation (the “Company”) for the fiscal year ended December 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), William V. Hickey, as Chief Executive Officer of the Company, and Tod S. Christie, as Interim Chief Financial Officer of the Company, each hereby certifies pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/S/ WILLIAM V. HICKEY
Name: William V. Hickey
Title: Chief Executive Officer

Date: February 29, 2012

By:	/S/ TOD S. CHRISTIE
Name: Tod S. Christie
Title: Treasurer and Interim Chief Financial Officer

Date: February 29, 2012